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                                                                  Exhibit 10.10


                               PURCHASE AGREEMENT

              THIS PURCHASE AGREEMENT (this "AGREEMENT") is made as of September 30, 1998, between Zimmerman Sign Company, a Texas corporation (the "COMPANY"), and David E. Anderson ("ANDERSON").

              The Company and Anderson have entered into a Share Option Purchase Agreement, dated as of the date hereof (the "OPTION AGREEMENT"), with Geneve Securities Holding Corp., Chaparral International Re., Southern Mortgage Holding Corporation, Southern Investors Corp. and Geneve Securities Portfolio Corp. (collectively referred to herein as "GHI"), pursuant to which GHI granted to the Company an option to purchase 357,143 shares of the Company's Common Stock held by GHI and granted to Anderson has an option to purchase 428,000 shares of the Company's Common Stock held by GHI (collectively, the "OPTION SHARES"). Promptly upon consummation of the transactions contemplated by the Option Agreement, the Company desires to purchase from Anderson, and Anderson desires to sell to the Company, 228,000 shares of the Company's Common Stock, for the consideration described herein.

              The Company has entered into a Senior Subordinated Note, Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which the Company is issuing to certain investors equity securities and subordinated notes. Execution, delivery and performance of this Agreement is a condition to such investors' obligations thereunder.

              In consideration of the mutual covenants and promises contained herein and for the good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

              Section 1. DEFINITIONS. Capitalized terms used and not defined herein have the meanings assigned such terms in the Purchase Agreement.

              Section 2. PURCHASE AND SALE OF THE SHARES. At the Closing (as defined below), subject to the terms and conditions set forth herein, the Company shall purchase from Anderson, and Anderson shall sell to the Company 228,000 shares of Common Stock owned by Anderson (the "SHARES"), free and clear of any Liens, for the consideration described, and payable in the manner set forth, in Section 2.

              Section 3. THE CLOSING. The closing of the purchase and sale of the Shares (the "CLOSING") shall take place at 10:00 a.m. on the date that is one business day following exercise by Anderson of the Anderson Option (as defined) or on such other date as may be mutually agreeable to the Company and Anderson. At the Closing,

              (a) Anderson shall deliver to the Company the stock certificates evidencing

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the Shares to be purchased by the Company duly endorsed in blank or accompanied by duly executed stock powers upon payment of the purchase price thereof; and

              (b) as consideration for the sale of the shares hereunder the Company shall deliver to Anderson i) $98,000 in cash, and ii) stock certificates representing 7,000 shares of the Company's Series B Preferred Stock.

              Section 4.    REPRESENTATIONS AND WARRANTIES.

              (a) Anderson hereby represents and warrants to the Company as follows:

                     (i) Immediately prior to the Closing, Anderson will be the record and beneficial owner of the Shares, free and clear of all Liens, and at the Closing, the Company will acquire good and marketable title to the Shares free and clear of any Liens.

                     (ii) Except as set forth in the Stockholders Agreement, Anderson is not subject to any rights of first offer or refusal with respect to the transfer of the Shares contemplated hereby and has not violated any applicable federal or state securities laws in connection with his ownership or the sale any of the Shares pursuant hereto. Anderson has not granted any proxies or entered into and the shares are not subject to any agreements with respect to the voting or transfer of the Shares, except this Agreement, the Stockholders Agreement and the Registration Agreement.

                     (iii) Anderson has all requisite power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

                     (iv) Anderson is acquiring the Series B Preferred Stock acquired hereunder for his own account with the present intention of holding such securities for investment purposes and has no intention of selling the Series B Preferred Stock in a public distribution in violation of the federal securities laws or any applicable state securities laws.

              (b) The Company hereby represents and warrants to Anderson as follows:

                     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

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              Section 5.    MISCELLANEOUS.

              5A.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. All covenants shall expire upon the Closing.

              5B.    SEVERABILITY.  Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

              5C.    COUNTERPARTS.  This Agreement may be executed
simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

              5D.    GOVERNING LAW.  THE CORPORATE LAW OF THE STATE OF TEXAS
SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

              5E.    NOTICES.  All notices, demands or other communications
to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid:

              IF TO ANDERSON:

              David E. Anderson
              3409 Caruth Boulevard
              Dallas, Texas 75225

              IF TO THE COMPANY:

                     Zimmerman Sign Company
                     9846 Hwy 31 East

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                     Tyler, Texas 75705
                     Attn:  Chief Executive Officer
                     Telecopier: (903) 535-7401

              WITH COPIES TO:

                     Jackson Walker L.L.P.
                     901 Main Street
                     Suite 6000
                     Dallas, Texas 75705
                     Attn:  Bryan C. Birkeland
                     Telecopier: 214/953-5822

                     Bank of America National Trust and
                     Savings Association
                     231 South LaSalle Street
                     Chicago, Illinois  60697
                     Attn:  Robert Perille
                            Andrea P. Joselit
                     Telecopier:  312/828-6298

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, Illinois  60601
                     Attn:  John A. Weissenbach
                            Wendy L. Chronister
                     Telecopier:  312/861-2200


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

              5F.    THIRD PARTY BENEFICIARY.  The provisions of this
Agreement are for the benefit of Continental Illinois Venture Corporation and MIG Partners VIII and may be enforced by such persons against each of the parties hereunder.

              5G.    COUNTERPARTS.  This Agreement may be executed in
counterparts which together constitute one and the same instrument.

              5H.    SPECIFIC PERFORMANCE.  Each of the parties hereto
acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an

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injunction or injunctions (without the posting of bond or any other security)
to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled pursuant hereto.

              5I.    FURTHER ASSURANCES.  Each of the parties hereto will act
diligently and cooperate with the other parties and take all actions necessary (including securing any required consents) to consummate the actions contemplated hereby.

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              IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first written above.

                                          ZIMMERMAN SIGN COMPANY


                                            By:  /s/ Jeffrey Johnson, V.P.
                                                 -------------------------
                                            Its: VP, CFO


                                          /s/ David E. Anderson
                                          ---------------------
                                          David E. Anderson